SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2004

United PanAm Financial Corp.

(Exact name of registrant as specified in its charter)

California	94-3211687
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-24051

3990 Westerly Place, Suite 200

Newport Beach, California 92660

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 224-1917

Item 5. Other Events and Required FD Disclosure

On August 12, 2004 United PanAm Financial Corp. (the “Registrant” or the “Company”) issued a press release announcing that it intends to restate its financial statements for the years ended December 31, 2002 and 2003 and subsequent interim periods as further described in the press release referenced below.

The press release, which appears as Exhibit 99.1, is filed and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 12, 2004 regarding the restatement of financials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PANAM FINANCIAL CORP.

Date: August 12, 2004	By	/s/ Ray Thousand
Ray Thousand
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 12, 2004 regarding the restatement of financials.